A. CATHERINE NGO PresidentPAUL & YONAMINEChief Executive Officer Chief Executive Officer DAVID S. MORIMOTO ExecutiveA. CATHERINE Vice President NGO & PresidentChief Financial Officer AUGUST 2018 DAVID S. MORIMOTO Chief Financial Officer SEPTEMBER 2019

FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms and earthquakes) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations on our business operations and competitiveness; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; the ability to address any material weakness in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events except as required by law. 2

CORPORATE PROFILE Founded in 1954 by Japanese-American veterans of World War II 65 years later, Central Pacific continues to MARKET work for our customers, shareholders, INFORMATION employees and the community. NYSE TICKER CPF Assets $5.9B Market Cap $786 Mil Share Price $27.59 Dividend Yield 3.1% CAGR 12.6% HAWAII FRANCHISE • 35 Central Pacific Bank (CPB) Branches in Hawaii only • 4th largest financial institution in Hawaii Note: Assets as of June 30, 2019. Market cap, share price and dividend yield as of August 28, 2019. CAGR based on share price appreciation from recapitalization in Feb 2011 through August 2019. 3

CPB BRANCH POSITIONING Oahu (27) Kauai (2) Maui (4) 35 BRANCHES IN THE STATE OF HAWAI'I Hawai'i (2) Concentrated on Oahu where 70% of the State’s population lives. 4

SHAREHOLDER VALUE DRIVERS 1 RISE2020- INVESTING FOR 12 THE FUTURE NICHE MARKET STRENGTHS 3 SUPPORTED WITH 2 STRONG STRONG HAWAII PRODUCTS MARKET & ATTRACTIVE 4 MARKET POSITION SOLID CAPITAL AND CREDIT 5

A. CATHERINE NGO President & Chief Executive Officer DAVID S. MORIMOTO Executive Vice President & Chief Financial Officer AUGUST 2018 To learn more, go to cpb.bank 6

RISE2020 INITIATIVES • Best-in-class online and • Best-in-class small mobile banking business and cash platforms 1 management products DIGITAL • cpb.bank website REVENUE • Japan business BANKING ENHANCEMENTS development • Digital marketing, data 2 analytics and mining • Enterprise-wide sales management tools • Co-working areas and • End-to-end commercial community meeting loan origination system space • Outsourced residential • Transformed branches BRANCH OPERATIONAL mortgage loan servicing and ATMs TRANSFORMATION EXCELLENCE • Operational efficiencies • CPB Lab for innovation leveraging technology and testing 7

RISE2020 LAUNCH 1 2 8

RISE2020 - MAIN BRANCH TRANSFORMATION 1 2 9

RISE2020 MILESTONES AND FINANCIAL TARGETS 2019 2020 2021 2022 MILESTONES: Revenue Enhancements 1 Outsource Residential 3Q19 Loan servicing Commercial loan 4Q19 2 origination system Launch new online and 1Q20 mobile banking platform Plaza building and main 1Q21 branch completion ATM transformation 4Q20 Other branch transformation Return on Equity 15% Efficiency Ratio 57% 10

NICHE BANKING GROWTH OPPORTUNITIES . SMALL SBA Lender of the Year Category II, 7 years in a row, with more loans originated than the BUSINESSES 3 other large Hawaii banks combined CPB leads the Hawaii . Streamlined credit underwriting, Small Business market documentation and booking processes . Relationships with physician and dental organizations and schools have been successful in growing market share JAPAN BUSINESS . Agreements with Hokuyo Bank and TSUBASA DEVELOPMENT Alliance of Japan for relationship development and two-way referral of business Relationships with significant Japanese banks . In September 2018, Central Pacific Bank provides unique appointed its founding group of Japan Bank opportunity Advisors. The Japan Bank Advisors will assist CPB in identifying, developing and growing business opportunities between Hawaii and Japan. 11

SMALL BUSINESS ONLINE BANKING PRODUCT . Valuable tool for small businesses to automate banking transactions and processing . Multi-user logins . Mobile functionality . No monthly fees . Strong and consistent client enrollments since product launch in July 2016 12

FLAGSHIP DEPOSIT PRODUCT- EXCEPTIONAL PLAN Plan links personal deposit accounts with a combined minimum balance of $10,000 and offers numerous free benefits and services to the customer. PRODUCT SUMMARY CUSTOMER BENEFITS Total Balances $1.4 Billion  ATM fees waived Wtd Avg Rate 0.11%  Free checks  Free notary  Free safe deposit box  No wire fees  Preferred Platinum Debit MasterCard  Mobile banking  Online Bill Pay 13

DEPOSIT PRICING SENSITIVITY CYCLE TO DATE 4Q15 2Q19  Beta Fed Funds 0.25%  2.50% 2.25% Total Deposit Rates 0.09%  0.53% 0.44% 20% Core Rates ($4.1B) 0.06%  0.20% 0.14% 6% Non-Core Rates ($0.9B) 0.21%  2.02% 1.81% 80% Core deposits which totals $4.1B have had low repricing this cycle to date. Non-core deposits which consist primarily of public time deposits reprice generally with the market 14

STRONG HAWAII MARKET REAL GDP HOUSING ECONOMIC DRIVER LABOR MARKET $80.8B in 2018, $775,000 Tourism drives 2.8% up 1.0% from median single ~20% of Hawaii unemployment 2017. family home price GDP; 5.2M visitor compared to on Oahu arrivals and $8.9B 3.7% nationally in visitor spending Note: Real GDP data as of December 31, 2018. Housing, Economic Driver and Labor Market data as of June 30, 2019. 15

DIVERSITY OF TOURISM – VISITOR ARRIVALS Visitor Arrivals Korea Europe 2.0% Australia / 1.1% 2019 New Zealand China 3.4% Other 1.2% 4.4% Canada 6.1% US West 44.2% Japan 2019 GROWTH 14.7% REGIONS US West +10% US East +4% Other +7% Canada +2% Japan +1% US East 22.9% Source: Hawaii Tourism Authority. Data as of June 30, 2019. 16

SIGNIFICANT HAWAII RESIDENTIAL DEVELOPMENT . Kaka’ako: 22 New High- Rise Condominiums in Honolulu. 13 completed, 9 in progress or planning. . Ho’opili: 11,750 new home development project with building permits of $4.6B underway in West Oahu . Koa Ridge: 3,500 new home development project underway in Central Oahu, with an estimated cost of $2B Source: Honolulu Star Advertiser, Hawai'i Community Development Authority, Pacific Business News. 17

HAWAII PUBLIC & COMMERCIAL DEVELOPMENT . Rail Construction for 20-mile route on Oahu with an estimated cost of $8.3B . Modernization of the Daniel K. Inouye International Airport in Honolulu, $1.3B project . Atlantis Resort Development in West Oahu, 26 acres with an estimated cost of $2B Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization, Pacific Business News. 18

ATTRACTIVE POSITION IN HAWAII MARKET LARGE SMALL INSTITUTIONS INSTITUTIONS . First Hawaiian Bank . Territorial Savings . $20B total assets . $2B total assets . . 58 branches $5.9B total assets . 30 branches . 35 branches . Bank of Hawaii . Hawaii National Bank . $18B total assets . $0.6B total assets Large enough to serve . 68 branches . 14 branches most Hawai'i customers. . American Savings . Finance Factors Bank Small enough to provide . $0.6B total assets . $7B total assets differentiated service. . 13 branches . 49 branches Note: Data as of June 30, 2019. 19

STRONG CAPITAL POSITION & CONTINUED OPTIMIZATION Regulatory Capital Ratios As of June 30, 2019 18.0% 13.9% Total CASH DIVIDENDS RBC 16.0% . $0.23 per share in 2Q19, up 10% YoY 1.2% . Dividend yield of 3.1%* 14.0% 1.1% . Dividend payout ratio of 49% in 2Q19 12.0% Tier 2 10.0% Tier 1 SHARE REPURCHASES CET1 8.0% . 0.5 million shares totaling $14.0 6.0% 11.6% 9.5% million repurchased through 2Q19 4.0% 8.7% 2.0% 0.0% Risk-based Tier 1 TCE Capital Leverage * Dividend yield calculated based on CPF stock price on 8/28/2019. 20

SOLID CREDIT POSITION $600 $500 Non-Performing Assets $500 $400 $303 Millions $300 $196 $200 0.02% of $90 Total Assets $100 at 6/30/19 $47 $42 $16 $9 $4 $3 $1 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 C&D Comml Mtg Resi Mtg/Home Equity C&I/Other 21

STRONG RESERVE COVERAGE ALLL/Total Loans 10.00% 8.89% 9.00% 8.00% 7.00% 6.75% 5.91% 6.00% 5.00% 4.37% 4.00% 3.19% 2.97% 2.00% 1.97% 2.53% 3.00% 2.08% 1.97% 1.69% 1.61% 1.48% 1.48% 1.33% 1.23% 1.17% 1.14% 2.00% 1.11% 0.98% 0.94% 0.95% 0.92% 1.00% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (87 banks). Source: SNL Financial 22

SHAREHOLDER VALUE DRIVERS 1 RISE2020- INVESTING FOR 12 THE FUTURE NICHE MARKET STRENGTHS 3 SUPPORTED WITH 2 STRONG STRONG HAWAII PRODUCTS MARKET & ATTRACTIVE 4 MARKET POSITION SOLID CAPITAL AND CREDIT 23

A. CATHERINE NGO President & Chief Executive Officer DAVIDTHANK S. MORIMOTO YOU Executive Vice President & Chief Financial Officer AUGUST 2018 24

A. CATHERINE NGO President & Chief Executive Officer DAVIDAPPENDIX S. MORIMOTO Executive Vice President & Chief Financial Officer AUGUST 2018 25

FINANCIAL HIGHLIGHTS QTD QTD YEAR ENDED DECEMBER 31, ($ in millions) 2Q19 1Q19 2018 2017 2016 2015 2014 Balance Sheet (period end data) Loans and leases $4,247.1 $4,101.6 $4,078.4 $3,770.6 $3,524.9 $3,211.5 $2,932.2 Total assets 5,920.0 5,841.4 5,807.0 5,623.7 5,384.2 5,131.3 4,853.0 Total deposits 4,976.8 4,948.1 4,946.5 4,956.4 4,608.2 4,433.4 4,110.3 Total shareholders' equity 515.7 502.6 491.7 500.0 504.7 494.6 568.0 Income Statement Net interest income $45.4 $45.1 $173.0 $167.7 $158.0 $149.5 $143.4 Provision (credit) for loan & lease losses 1.4 1.3 (1.1) (2.7) (5.5) (15.7) (6.4) Other operating income 10.1 11.7 38.8 36.5 42.3 34.8 41.2 Other operating expense (excl goodwill) 36.1 34.3 134.6 131.1** 132.5** 126.0** 128.8** Income taxes (benefit) 4.4 5.1 18.8 34.6*, ** 26.3** 28.1** 21.8** Net income 13.5 16.0 59.5 41.2* 47.0 45.9 40.4 Profitability Return on average assets 0.92% 1.10% 1.05% 0.75%* 0.90% 0.92% 0.85% Return on avg shareholders' equity 10.73% 12.97% 12.22% 8.03%* 9.16% 8.91% 6.80% Efficiency ratio 65.09% 60.49% 63.59% 64.19%** 66.17%** 68.34%** 69.77%** Net interest margin 3.33% 3.34% 3.22% 3.28% 3.27% 3.30% 3.32% Capital Adequacy (period end data) Leverage capital ratio 9.5% 9.5% 9.9% 10.4% 10.6% 10.7% 12.0% Total risk-based capital ratio 13.9% 14.1% 14.7% 15.9% 15.5% 15.7% 18.2% Asset Quality Net loan charge-offs/average loans 0.01% 0.05% 0.02% 0.11% 0.03% -0.16% 0.12% Nonaccrual loans/total loans (period end) 0.02% 0.08% 0.06% 0.07% 0.24% 0.44% 1.33% * Results were negatively impacted by a one-time $7.4 M charge for the revaluation of our net DTA due to Tax Reform. ** Results have been restated for an accounting policy change for low-income housing tax credit partnerships from the cost method to the proportional amortization method 26

LOAN PORTFOLIO TREND (2011- Balances Outstanding Q2 2019) $4,500 $4,247 $4,078 7.5 Yr. CAGR $4,000 $3,771 $3,525 $3,500 $3,212 $3,042 $2,932 $3,000 $2,631 $2,500 $2,204 +11.2% $2,169 $2,064 +20.1% Millions $2,000 $1,500 +17.1% $1,000 -10.1% $500 +6.1% $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Comml Mtg Construction C&I Consumer/Other Resi Mtg/Home Equity 27

LOAN PORTFOLIO COMPOSITION ($ IN MILLIONS) JUNE 30, 2019 JUNE 30, 2018 CHANGE BALANCE % BALANCE % $ % Hawaii Portfolio Residential Mortgage $1,517 36% $1,377 35% $140 10% Home Equity 473 11% 431 11% 42 10% Commercial Mortgage 906 21% 830 21% 76 9% Commercial & Ind/Leasing 436 10% 412 11% 24 6% Construction 72 2% 64 2% 8 13% Consumer 353 8% 332 9% 21 6% Total Hawaii Portfolio $3,757 88% $3,446 89% $311 9% Mainland Portfolio Commercial Mortgage $187 4% $189 5% -$2 -1% Commercial & Industrial 155 4% 112 3% 43 38% Construction - 0% 2 0% -2 -100% Consumer 148 4% 133 3% 15 11% Total Mainland Portfolio $490 12% $436 11% $54 12% Total Loan Portfolio $4,247 100% $3,882 100% $365 9% 28

HAWAII DEPOSIT PRICING ADVANTAGE Total Deposit Cost 2.50% 2.35% 2.00% 1.63% 1.59% 1.50% 1.09% 1.05% 1.05% 0.89% 1.00% 0.78% 0.64% 0.54% 0.52% 0.53% 0.40% 0.36% 0.39% 0.50% 0.30% 0.34% 0.33% 0.23% 0.14% 0.11% 0.09% 0.09% 0.12% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (87 banks). Source: SNL Financial 29

CREATING VALUE FOR OUR EMPLOYEES & THE COMMUNITY BEST PLACES TO WORK . Central Pacific Bank has been awarded as one of the “Best Places to Work” by Hawaii Business Magazine for the last 10 years in a row. . Average employee tenure for VP’s and above is 12 years. COMMUNITY FOCUS . CPB Foundation has granted over $3 million in support of Hawaii charities and non-profits since 2011. . CPB consistently received an Outstanding CRA rating for the past 5 examinations. 30